SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                              FORM 8-K

                           CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported):  October 18, 1996

                      Furniture Brands International, Inc.
              --------------------------------------------------
              (Exact name of Registrant as specified in charter)


          Delaware                I-91                     43-0337683
     ------------------       ----------------     ----------------------
        (State of              (Commission              (IRS Employer
       Incorporation)          File Number)         Identification Number)


                101 South Hanley Road, St. Louis, Missouri 63105
                ------------------------------------------------
                    (Address of principal executive offices)

                               (314) 863-1100
                -------------------------------------------------
                         (Registrant's telephone number)





     Item 7.  Financial Statements and Exhibits

          (c)  Exhibits

               99(a)  Press release dated October 18, 1996.





                                 SIGNATURE
                                 ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                Furniture Brands International, Inc.

                            BY: Steven W. Alstadt
                                -----------------------
                                Steven W. Alstadt
                                Controller and Chief
                                Accounting Officer


     October 18, 1996